CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

DERIVED INFORMATION   1/15/04

$332,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$800,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

$332,000,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2004-1

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-1	-	442,500,000	I	Senior/Adj	libor + [ ]%	[2.46]	AAA/Aaa/AAA
A-2	100,000,000	-	II	Senior/Adj	libor + [ ]%	[2.45]	AAA/Aaa/AAA
A-3	102,000,000	-	II	Senior/Adj	libor + [ ]%	[1.49]	AAA/Aaa/AAA
A-4	-	25,500,000	II	Senior/Adj	libor + [ ]%	[6.30]	AAA/Aaa/AAA
A-IO-1	Notional (4)	-	I & II	Variable IO	(6)	N/A	AAA/Aaa/AAA
M-1	46,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[5.00]	AA/Aa2/AA
M-2	42,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.95]	A+/A2/A
M-3	8,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.93]	A/A3/A
B-1	12,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.93]	A-/Baa1/BBB+
B-2	10,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.91]	BBB+/Baa2/BBB
B-3	12,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.79]	BBB/Baa3/BBB-
Total	332,000,000	468,000,000

Non-offered Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-IO-2	Notional (5)	-	I & II	Variable IO	(7)	N/A	AAA/Aaa/AAA
R (3)	50	-	II	Residual	LIBOR + [ ]%	N/A	AAA/---/AAA
X	-	-	I & II	Subordinate	N/A	N/A	N/A

(1)

The fixed rate collateral ramp assumes 4.60% CPR increasing to 23.00% CPR in month 12 and the adjustable rate collateral ramp assumes 27.00% CPR.  Bonds are priced to call at 100%  of the Pricing Prepayment Speed and assuming one-month libor and six-month libor are 1.12% and 1.20%, respectively.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Notional amount is equal to (a) 38.25% of the sum of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (“Class A Certificates”) balances until the 24th Distribution Date and (b) zero on the 25th Distribution Date and thereafter.

(5)

Notional amount is equal to (x) the lesser of (a) the Notional Balance for such Distribution Date (as displayed on page 18) and (b) the aggregate collateral balance (including amounts in the prefunding account) for such Distribution Date and (y) zero on the 25th Distribution Date and thereafter.

(6)

The lesser of (a) [6.90%] and (b) the excess, if any, of 8.00% less one-month libor, subject to the applicable Net Funds Cap as described herein.

(7)

The excess, if any, of [1.10%] over one-month libor.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston Corp. (sole manager).
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Servicers:	Wells Fargo Home Mortgage, Inc. [85.0%] and Ocwen Federal Bank, FSB [15.0%]
Trustee:	TBD
Cut-off Date:	On or about February 1, 2004 for the initial Mortgage Loans.
Investor Settlement:	On or about [March 3, 2004], Closing Date [March 2, 2004]
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in March 2004.
Accrual Period:

For any class of certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, with respect to the Certificates (other than the Class A-IO-1 Certificates), the closing date, and with respect to the Class A-IO-1 Certificates, February 25, 2004) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	0 days.
Pricing Prepayment Speed:

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23.00% CPR in month 12, and remaining at 23.00% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting, and remaining, at 27.00% CPR.

Certificate Ratings:

The Class A Certificates, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates are expected to be rated by S&P, Moody’s, and Fitch.

Class A:

  AAA/Aaa/AAA

Class M-1:

  AA/Aa2/AA

Class M-2:

  A/A2/A

Class M-3:

  A-/A3/A

Class B-1:

  BBB+/Baa1/BBB+

Class B-2:

  BBB/Baa2/BBB

Class B-3:

  BBB-/Baa3/BBB-

Optional Call:	The transaction will have a 10% optional call.	The transaction will have a 10% optional call.
Prefunding Amount:	Approximately 10% - 15%
Capitalized Interest Acct:	TBD
Offered Certificates:	The Class A-1, Class A-2, Class A-3, Class A-4, Class A-IO-1, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class A-1, Class A-2, Class A-3, Class A-4, Class A-IO-1, Class A-IO-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:	None of the classes will constitute “mortgage related securities” for purposes of SMMEA.
Taxation:	REMIC.
Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.
Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin, except for the Class A-IO Certificates, will be increased by (1) the initial pass-through margin for the Class A certificates; and (2) by the lesser of (x) 50 basis points and (y) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, and loss mitigation advisor fees accrue.
Pass-through Rate:

The pass-through rate for each Class of Certificates (other than the Class A-IO Certificates) for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month libor for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO-1 Certificates for each Distribution Date is a per annum rate equal to the lesser of: (1) [6.90%] and (2) lesser of:  (i) the excess, if any, of 8.00% over one-month libor for that Distribution Date and (ii) the Class A-IO-1 Net Funds Cap.  The pass-through rate for the Class A-IO-2 Certificates for each Distribution Date is a per annum rate equal to the excess, if any, of [1.10%] over one-month libor for that Distribution Date.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Class A-1 Net Funds Cap:

For any Distribution Date and the Class A-1 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 1 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Group 2 Senior Net Funds Cap:

For any Distribution Date and the Class A-2, Class A-3 and Class A-4 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 2 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

Class A-IO-1 Net Funds Cap:

For any Distribution Date and the Class A-IO-1 Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Class A-1 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due the Class A-1 Certificates on that Distribution date by the Class Principal Balance of the Class A-1 Certificates immediately prior to that Distribution Date; and (2)(X) the Group 2 Senior Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the sum of the Current Interest due the Class A-2, Class A-3 and Class A-4 Certificates on that Distribution Date by the aggregate Class Principal Balance of the Class A-2, Class A-3 and Class A-4 Certificates immediately prior to that Distribution Date; weighted according to the respective Class Principal Balances of (I) the Class A-1 Certificates and (II) the Class A-2, Class A-3 and Class A-4 Certificates, respectively and (bb) 38.25%.

Subordinate Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, a per annum rate equal to a weighted average of (i) the Class A-1 Net Funds Cap and (ii) the Group 2 Senior Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 1, less the Class Principal Balance of the Class A-1 Certificates.

Subordinate Group 2 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 2,  less the Class Principal Balance of the Class A-2, Class A-3 and Class A-4 Certificates.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class A-1, Class A-2, Class A-3, Class A-4 and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.
Principal and Interest Advancing:

The servicers will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.

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           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

Interest Carry Forward Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest (including amounts attributable to Interest Carry Forward Amounts) on such prior Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

Principal Remittance Amount:

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicers and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, (6) amounts withdrawn from the Interest Rate Cap Account to covered Realized Losses on the mortgage loans incurred during the related Collection Period, and (7) regarding the May 2004 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any distribution date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average mortgage rate less the weighted average servicing fee rate of the mortgage loans in the related loan group as of the first day of the related Collection Period divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Credit Enhancement:	1. Excess cashflow.
2. Overcollateralization.
3. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	16.25%	17.75%	35.50%
M-1	10.50%	12.00%	24.00%
M-2	5.25%	6.75%	13.50%
M-3	4.25%	5.75%	11.50%
B-1 B-2 B-3	2.75% 1.50% 0.00%	4.25% 3.00% 1.50%	8.50% 6.00% 3.00%

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [1.50]% of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is [3.00]% of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

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           CREDIT SUISSE FIRST BOSTON

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Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in March 2007 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately 35.50%.
Trigger Event:

A Trigger Event will occur for any Distribution Date if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [43.0%] of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Cumulative Loss Percentage
March 2007 – February 2008	[2.25%]*
March 2008 – February 2009	[3.75%]*
March 2009 – February 2010	[5.00%]*
March 2010 – February 2011	[5.50%]*
March 2011 and thereafter	[5.75%]

* The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Source for Calculation of One-Month Libor:	Telerate Page 3750.
Delinquent Loan Substitution:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the Cut-off Date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the Cut-off Date occurs and ending on the Cut-off Date prior to the close of business on March 30, 2004, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Overcollateralization Commencement Date:

Either (i) the May 2004 Distribution Date or (ii) the April 2004 Distribution Date if more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial Cut-off Date) which were less than 30 days delinquent as of the initial Cut-off Date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial Cut-off Date occurs and ending on the initial Cut-off Date, prior to the close of business on March 30, 2004.

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           CREDIT SUISSE FIRST BOSTON

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Group Allocation Amount:

For any Distribution Date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that Distribution Date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that Distribution Date (as described in the prospectus supplement).  For purposes of this definition, the Principal Remittance Amount will be calculated net of subclause (6) in the definition thereof.

Distributions to Certificateholders:
I.	The Interest Remittance Amount from the loan groups shall be distributed each Distribution Date as follows:

1.

From Group 2, to the Trustee, the trustee fee, if any;

2.

From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

3.

From Group 1, to the Trustee, the Trustee fee amount remaining unpaid from (1) above, if any;

4.

From Group 1, to the Loss Mitigation Advisor, the policy premium amount remaining unpaid from (2) above, if any;

5.

Concurrently, to the Class A Certificates, the Class A-IO-1, and the Class A-IO-2 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class A-1 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to the Class A-1 Certificates from the Interest Remittance Amount of the Group 2 Loans and (b) interest amounts distributed to Class A-2, Class A-3, Class A-4, Class A-IO-1 and Class A-IO-2 are allocated from the Interest Remittance Amount of the Group 2 Loans prior to amounts being paid to such classes from the Interest Remittance Amount of Group 1 Loans;

6.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

7.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

8.

To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then          from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.

To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

For application as part of monthly excess cash flow.

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II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:

1.

From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x) the Class A-1 Certificates and then to (y) the Class A-2, Class A-3 and Class A-4 Certificates, pro rata based on Class Principal Balance, until the respective Class Principal Balance of such classes has been reduced to zero; provided, however, that the portion otherwise allocable to the Class A-4 Certificates will be distributed to the Class A-3 Certificates, until the Class Principal Balance of the Class A-3 Certificates has been reduced to zero; and

2.

From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x) the Class R Certificates, and then to (y) the Class A-2, Class A-3 and Class A-4 Certificates, pro rata based on Class Principal Balance, and then to (z) the Class A-1 Certificates, until the respective Class Principal Balance of such classes has been reduced to zero; provided, however, that the portion otherwise allocable to the Class A-4 Certificates will be distributed to the Class A-3 Certificates, until the Class Principal Balance of the Class A-3 Certificates has been reduced to zero;

3. Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and
4. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.

From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x) the Class A-1 Certificates and then to (y) the Class A-2, Class A-3 and Class A-4 Certificates, pro rata based on Class Principal Balance, the sum of the Group 1 Allocation Amount and the component of the Principal Remittance Amount representing payments under the Interest Rate Cap Agreement to cover Realized Losses on the group 1 mortgage loans, until the respective Class Principal Balance is reduced to zero; provided, however, that the portion otherwise allocable to the Class A-4 Certificates will be distributed to the Class A-3 Certificates, until the Class Principal Balance of the Class A-3 Certificates has been reduced to zero; and

2.

From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x) the Class A-2, Class A-3 and Class A-4 Certificates, pro rata based on Class Principal Balance, and then to (y) the Class A-1 Certificates, the sum of the Group 2 Allocation Amount and the component of the Principal Remittance Amount representing payments under the Interest Rate Cap Agreement to cover Realized Losses on the group 2 mortgage loans, until the respective Class Principal Balance is reduced to zero; provided, however, that the portion otherwise allocable to the Class A-4 Certificates will be distributed to the Class A-3 Certificates, until the Class Principal Balance of the Class A-3 Certificates has been reduced to zero;

3.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

4. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.

For the first, and if the Delinquent Loan Substitution (as described on page 7) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, 100% of the excess interest defined here in IV will be released to the Class X;

2. (A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the targeted overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

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(a) (i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially, first to (x) the Class A-1 Certificates and then to (y) the Class A-2, Class A-3 and Class A-4 Certificates, pro rata based on Class Principal Balance, the Group 1 Excess Interest Amount, until the respective Class Principal Balance has been reduced to zero; provided, however, that the portion otherwise allocable to the Class A-4 Certificates will be distributed to the Class A-3 Certificates, until the Class Principal Balance of the Class A-3 Certificates has been reduced to zero; and

(ii) sequentially, first to (x) the Class A-2, Class A-3 and Class A-4 Certificates, pro rata based on Class Principal Balance, and then to (y) the Class A-1 Certificates, until the respective Class Principal Balance has been reduced to zero; provided, however, that the portion otherwise allocable to the Class A-4 Certificates will be distributed to the Class A-3 Certificates, until the Class Principal Balance of the Class A-3 Certificates has been reduced to zero;

(b)

to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(c)

to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(d)

to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(e)

to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

(f)

to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero; and

(g)

to the Class B-3 Certificates, until the Class Principal Balance has been reduced to zero

2.   (B) On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.

To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

4. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; 5. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class;

6.

To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

7.

To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

8.

To the Class B-3 Certificates, any unpaid realized loss amounts for such Class;

9. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;

10.

To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

11.

To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

12.

To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

13.

To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

14.

To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

15.

To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

16.

To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

17. To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and 18. To the Class R Certificates, any remaining amount.

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Amounts on deposit in the Interest Rate Cap Account (as described on page 17) will be available on any Distribution date to pay following amounts:

(i)  to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates, in that order, any applicable deferred amounts, with interest therein at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of deferred amounts as described hereunder under Section IV (above) on such Distribution Date;

(ii) to the Principal Remittance Amount, up to the amount of Realized Losses on the mortgage loans incurred during the related Collection Period; and

(iii) to Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, any applicable Basis Risk Shortfalls, prior to giving effect to any withdrawals from the Basis Risk Reserve Fund or from amounts available to be paid in respect of Basis Risk Shortfalls as described herein under Section IV (above) on such Distribution Date.

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BOND SUMMARY

To Call

Class A-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	4.95	3.35	2.45	1.36	1.06	0.89
First Pay (Month/Year)	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay (Month/Year)	8/18	2/14	7/11	10/08	1/07	7/06

Class A-3 (Short WAL)

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	3.07	2.06	1.49	0.91	0.76	0.64
First Pay (Month/Year)	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay (Month/Year)	12/12	1/10	6/08	4/06	12/05	8/05

Class A-4 (Long WAL)

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	12.49	8.53	6.30	3.13	2.26	1.89
First Pay (Month/Year)	12/12	1/10	6/08	4/06	12/05	8/05
Last Pay (Month/Year)	8/18	2/14	7/11	10/08	1/07	7/06

Class M-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.62	6.53	5.00	4.47	3.57	2.64
First Pay (Month/Year)	10/08	3/07	6/07	2/08	1/07	7/06
Last Pay (Month/Year)	8/18	2/14	7/11	10/08	12/07	1/07

Class M-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.62	6.53	4.95	3.94	3.80	3.12
First Pay (Month/Year)	10/08	3/07	4/07	8/07	10/07	1/07
Last Pay (Month/Year)	8/18	2/14	7/11	10/08	12/07	4/07

Class M-3

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.62	6.53	4.93	3.74	3.65	3.15
First Pay (Month/Year)	10/08	3/07	4/07	7/07	9/07	4/07
Last Pay (Month/Year)	8/18	2/14	7/11	10/08	12/07	4/07

Class B-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.62	6.53	4.93	3.69	3.53	3.15
First Pay (Month/Year)	10/08	3/07	3/07	5/07	7/07	4/07
Last Pay (Month/Year)	8/18	2/14	7/11	10/08	12/07	4/07

Class B-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.62	6.53	4.91	3.64	3.43	3.15
First Pay (Month/Year)	10/08	3/07	3/07	4/07	5/07	4/07
Last Pay (Month/Year)	8/18	2/14	7/11	10/08	12/07	4/07

Class B-3

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.41	6.37	4.79	3.51	3.28	3.15
First Pay (Month/Year)	10/08	3/07	3/07	3/07	4/07	4/07
Last Pay (Month/Year)	8/18	2/14	7/11	10/08	12/07	4/07

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To Maturity

Class A-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	5.31	3.63	2.67	1.49	1.06	0.89
First Pay (Month/Year)	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay (Month/Year)	12/30	5/25	6/20	6/14	1/07	7/06

Class A-3 (Short WAL)

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	3.07	2.06	1.49	0.91	0.76	0.64
First Pay (Month/Year)	3/04	3/04	3/04	3/04	3/04	3/04
Last Pay (Month/Year)	12/12	1/10	6/08	4/06	12/05	8/05

Class A-4 (Long WAL)

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	14.24	9.92	7.37	3.77	2.26	1.89
First Pay (Month/Year)	12/12	1/10	6/08	4/06	12/05	8/05
Last Pay (Month/Year)	12/30	5/25	6/20	6/14	1/07	7/06

Class M-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.48	7.20	5.51	4.88	5.25	2.64
First Pay (Month/Year)	10/08	3/07	6/07	2/08	1/07	7/06
Last Pay (Month/Year)	1/28	11/21	8/17	8/12	11/12	1/07

Class M-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.39	7.12	5.40	4.22	4.32	4.81
First Pay (Month/Year)	10/08	3/07	4/07	8/07	10/07	1/07
Last Pay (Month/Year)	7/26	5/20	5/16	11/11	7/10	6/11

Class M-3

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.27	7.02	5.30	3.98	3.84	4.00
First Pay (Month/Year)	10/08	3/07	4/07	7/07	9/07	12/07
Last Pay (Month/Year)	11/23	3/18	8/14	9/10	7/09	9/08

Class B-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.17	6.94	5.24	3.88	3.69	3.74
First Pay (Month/Year)	10/08	3/07	3/07	5/07	7/07	9/07
Last Pay (Month/Year)	2/23	7/17	2/14	6/10	4/09	6/08

Class B-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.96	6.78	5.10	3.75	3.53	3.49
First Pay (Month/Year)	10/08	3/07	3/07	4/07	5/07	7/07
Last Pay (Month/Year)	7/21	4/16	3/13	10/09	10/08	1/08

Class B-3

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.45	6.40	4.81	3.52	3.29	3.25
First Pay (Month/Year)	10/08	3/07	3/07	3/07	4/07	4/07
Last Pay (Month/Year)	9/19	11/14	2/12	2/09	3/08	7/07

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Collateral Net WAC – Class A-2, Class A-3 & Class A-4

Spot Libor	Stressed Libor

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Collateral Net WAC – Mezzanine & Subordinate Classes

Spot Libor	Stressed Libor

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Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward libor.  Other assumptions incorporated include:  (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

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Interest Rate Cap

___________________________

The Interest Rate Cap shall provide payments (actual/360 accrual basis) on the Notional Balance for the related period at a per annum rate equal to the positive difference, if any, between the current level of one-month libor over the one-month libor Strike as displayed above for such period.

Interest Rate Cap Account

Amounts paid under the Interest Rate Cap Agreement not used on any Distribution Date to cover realized losses on the mortgage loans or to pay deferred amounts or Basis Risk Shortfalls will remain on deposit in the Interest Rate Cap Account and may be available on future Distribution Dates to make the payments described on page 11.  However at no time will the amount on deposit in the Interest Rate Cap Account exceed the target amount.

The Interest Rate Cap Account target amount for any period shall equal the excess, if any, of the Targeted Overcollateralization Amount for such period over the overcollateralization amount for such period.    The Interest Rate Cap Account target amount at closing shall be approximately [$12,000,000].

Each period, any amount on deposit in the Interest Rate Cap Account in excess of the target amount will be released to the Class X Certificateholders.

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Class A-IO-2 Notional Schedule

_____________________________

*

The Notional Balance in any period shall equal the lesser of (a) the Notional Balance for such period as shown above and  (b) the aggregate collateral balance (including amounts in the prefunding account) for such period.

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Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 2/01/04 cutoff date.  Approximately 4.9% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,191
Total Outstanding Loan Balance	$777,272,227	*	Min	Max
Average Loan Current Balance	$149,735		$8,878	$898,408
Weighted Average Original LTV	80.5%	**
Weighted Average Coupon	7.41%		4.49%	15.75%
Arm Weighted Average Coupon	7.36%
Fixed Weighted Average Coupon	7.60%
Weighted Average Margin	6.35%		1.79%	11.60%
Weighted Average FICO (Non-Zero)	632
Weighted Average Age (Months)	3
% First Liens	98.7%
% Second Liens	1.3%
% Arms	80.2%
% Fixed	19.8%	***
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be $800,000,050

**

Note, for second liens, CLTV is employed in this calculation.

***

Fixed rate loans will represent approximately 20.0% of the total collateral balance

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	%
0.01 - 5.50	80	19,125,938	2.46
5.51 - 6.00	235	48,475,766	6.24
6.01 - 6.50	506	98,910,731	12.73
6.51 - 7.00	967	168,951,765	21.74
7.01 - 7.50	815	132,493,259	17.05
7.51 - 8.00	869	125,653,796	16.17
8.01 - 8.50	587	72,983,337	9.39
8.51 - 9.00	511	62,527,232	8.04
9.01 - 9.50	159	17,029,214	2.19
9.51 - 10.00	184	15,385,862	1.98
10.01 - 10.50	102	6,733,924	0.87
10.51 - 11.00	78	4,666,534	0.60
11.01 - 11.50	39	1,997,172	0.26
11.51 - 12.00	25	1,142,979	0.15
12.01 - 12.50	20	809,229	0.10
12.51 - 13.00	12	351,058	0.05
13.51 - 14.00	1	12,860	0.00
14.51 >=	1	21,573	0.00
Total:	5,191	777,272,227	100.00

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		Total
	No of	Scheduled
FICO	Loans	Balance	%
<= 0	11	1,052,453	0.14
476 - 500	14	2,861,121	0.37
501 - 525	228	33,251,834	4.28
526 - 550	414	53,983,957	6.95
551 - 575	557	72,783,841	9.36
576 - 600	644	92,678,543	11.92
601 - 625	664	94,010,386	12.09
626 - 650	867	129,055,492	16.60
651 - 675	724	110,770,068	14.25
676 - 700	421	70,383,267	9.06
701 - 725	309	52,016,952	6.69
726 - 750	189	36,968,115	4.76
751 - 775	99	18,518,183	2.38
776 - 800	43	7,665,462	0.99
801 - 825	7	1,272,553	0.16
Total:	5,191	777,272,227	100.00

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%
<= 50,000	415	15,322,416	1.97
50,001 - 100,000	1,432	108,937,413	14.02
100,001 - 150,000	1,404	173,053,858	22.26
150,001 - 200,000	777	134,863,621	17.35
200,001 - 250,000	458	102,312,835	13.16
250,001 - 300,000	276	75,547,353	9.72
300,001 - 350,000	170	54,983,300	7.07
350,001 - 400,000	118	44,164,607	5.68
400,001 - 450,000	57	24,549,924	3.16
450,001 - 500,000	48	22,876,250	2.94
500,001 - 550,000	18	9,437,285	1.21
550,001 - 600,000	10	5,771,685	0.74
600,001 >=	8	5,451,680	0.70
Total:	5,191	777,272,227	100.00

		Total
	No of	Scheduled
Original LTV (%)	Loans	Balance	%
<= 50.000	101	11,714,330	1.51
50.001 - 55.000	41	6,176,642	0.79
55.001 - 60.000	69	9,216,617	1.19
60.001 - 65.000	131	21,386,337	2.75
65.001 - 70.000	245	37,976,233	4.89
70.001 - 75.000	348	52,458,865	6.75
75.001 - 80.000	2,358	365,395,372	47.01
80.001 - 85.000	744	111,916,824	14.40
85.001 - 90.000	691	109,552,987	14.09
90.001 - 95.000	231	36,400,381	4.68
95.001 - 100.000	232	15,077,640	1.94
Total:	5,191	777,272,227	100.00

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		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%
Full	2,969	422,012,047	54.29
Reduced	1,073	166,678,444	21.44
No Income/ No Asset	35	5,426,081	0.70
Stated Income / Stated Assets	1,114	183,155,656	23.56
Total:	5,191	777,272,227	100.00

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%
Primary	4,705	722,008,699	92.89
Second Home	13	1,755,379	0.23
Investment	473	53,508,150	6.88
Total:	5,191	777,272,227	100.00

		Total
	No of	Scheduled
State	Loans	Balance	%
California	1,180	264,072,298	33.97
Florida	541	67,634,521	8.70
Ohio	353	34,744,991	4.47
Illinois	219	32,455,686	4.18
Texas	258	26,249,858	3.38
Washington	150	24,379,686	3.14
Arizona	169	21,425,458	2.76
New York	91	19,991,796	2.57
Colorado	118	19,396,019	2.50
Massachusetts	83	18,590,799	2.39
Michigan	166	17,698,603	2.28
New Jersey	92	16,647,167	2.14
Oregon	108	16,053,776	2.07
Pennsylvania	151	15,925,464	2.05
Virginia	100	15,885,985	2.04
Other	1,412	166,120,121	21.37
Total:	5,191	777,272,227	100.00

		Total
	No of	Scheduled
Purpose	Loans	Balance	%
Purchase	2,349	341,615,141	43.95
Refinance - Rate Term	423	63,042,269	8.11
Refinance - Cashout	2,419	372,614,818	47.94
Total:	5,191	777,272,227	100.00

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		Total
	No of	Scheduled
Product	Loans	Balance	%
Arm 2/28	2,376	367,320,121	47.26
Arm 3/27	1,603	250,640,000	32.25
Arm 5/25	27	4,779,489	0.61
Arm 6 Month	3	571,098	0.07
Fixed Rate	1,182	153,961,519	19.81
Total:	5,191	777,272,227	100.00

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	4,090	597,712,110	76.90
PUD	457	78,554,098	10.11
Condo	288	38,093,497	4.90
2 Family	225	34,895,767	4.49
3-4 Family	131	28,016,755	3.60
Total:	5,191	777,272,227	100.00

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	%
0.01 - 4.00	4	705,009	0.11
4.01 - 4.50	39	7,321,995	1.17
4.51 - 5.00	227	44,005,606	7.06
5.01 - 5.50	685	125,598,638	20.15
5.51 - 6.00	670	118,127,178	18.95
6.01 - 6.50	607	96,410,820	15.47
6.51 - 7.00	601	87,590,372	14.05
7.01 - 7.50	431	59,406,341	9.53
7.51 - 8.00	336	40,071,650	6.43
8.01 - 8.50	187	20,661,616	3.31
8.51 - 9.00	115	13,432,440	2.16
9.01 - 9.50	52	5,174,681	0.83
9.51 - 10.00	37	3,372,623	0.54
10.01 - 10.50	11	1,004,195	0.16
10.51 >=	7	427,545	0.07
Total:	4,009	623,310,708	100.00

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		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%
1 - 3	3	571,098	0.09
7 - 9	2	399,027	0.06
13 - 15	3	587,990	0.09
16 - 18	60	9,201,751	1.48
19 - 21	935	142,389,281	22.84
22 - 24	1,377	214,804,431	34.46
25 - 27	2	725,408	0.12
28 - 30	34	5,624,549	0.90
31 - 33	882	149,747,487	24.02
34 - 36	684	94,480,197	15.16
37 >=	27	4,779,489	0.77
Total:	4,009	623,310,708	100.00

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	%
9.51 - 13.00	1,025	190,855,956	30.62
13.01 - 13.50	475	79,335,602	12.73
13.51 - 14.00	681	109,668,291	17.59
14.01 - 14.50	559	81,688,812	13.11
14.51 - 15.00	516	70,184,892	11.26
15.01 - 15.50	301	39,514,279	6.34
15.51 - 16.00	272	34,151,773	5.48
16.01 - 16.50	76	7,427,777	1.19
16.51 - 17.00	63	6,893,551	1.11
17.01 - 17.50	20	2,194,434	0.35
17.51 - 18.00	9	628,776	0.10
18.01 >=	12	766,566	0.12
Total:	4,009	623,310,708	100.00

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	%
<= 4.50	5	659,324	0.11
4.51 - 6.00	348	72,123,806	11.57
6.01 - 6.50	406	77,888,632	12.50
6.51 - 7.00	722	124,307,248	19.94
7.01 - 7.50	675	106,746,196	17.13
7.51 - 8.00	679	98,401,161	15.79
8.01 - 8.50	473	59,935,459	9.62
8.51 - 9.00	426	54,059,849	8.67
9.01 - 9.50	116	13,802,621	2.21
9.51 - 10.00	90	9,695,455	1.56
10.01 - 10.50	35	3,211,845	0.52
10.51 - 11.00	19	1,575,265	0.25
11.01 - 11.50	9	645,961	0.10
11.51 - 12.00	3	116,413	0.02
12.01 - 12.50	3	141,473	0.02
Total:	4,009	623,310,708	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	%
1.0	8	1,298,887	0.21
1.5	566	107,449,156	17.24
2.0	137	29,857,614	4.79
3.0	3,289	483,223,082	77.53
5.0	9	1,481,968	0.24
Total:	4,009	623,310,708	100.00

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	%
1.0	2,685	396,347,100	63.59
1.5	1,323	226,901,349	36.40
2.0	1	62,259	0.01
Total:	4,009	623,310,708	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 2/01/04 cutoff date.   Approximately 5.4% of the group 2 mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,540
Total Outstanding Loan Balance	$266,661,342	*	Min	Max
Average Loan Current Balance	$173,157		$23,454	$898,408
Weighted Average Original LTV	80.6%	**
Weighted Average Coupon	7.43%		4.50%	12.25%
Arm Weighted Average Coupon	7.41%
Fixed Weighted Average Coupon	7.50%
Weighted Average Margin	6.32%		2.75%	11.60%
Weighted Average FICO (Non-Zero)	632
Weighted Average Age (Months)	3
% First Liens	98.5%
% Second Liens	1.5%
% Arms	79.1%
% Fixed	20.9%	***
% of Loans with Mortgage Insurance	0.0%

*

Total group 2 collateral will be approximately $271,650,000

**

Note, for second liens, CLTV is employed in this calculation

***

Fixed rate loans will represent approximately 20.50% of the total group 2 collateral balance

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	%
0.01 - 5.50	29	8,712,498	3.27
5.51 - 6.00	86	20,722,626	7.77
6.01 - 6.50	155	37,862,081	14.20
6.51 - 7.00	260	57,535,395	21.58
7.01 - 7.50	158	34,282,116	12.86
7.51 - 8.00	229	38,017,155	14.26
8.01 - 8.50	163	20,224,591	7.58
8.51 - 9.00	160	20,141,760	7.55
9.01 - 9.50	120	12,775,792	4.79
9.51 - 10.00	110	11,107,887	4.17
10.01 - 10.50	23	2,072,401	0.78
10.51 - 11.00	24	1,853,226	0.69
11.01 - 11.50	15	851,565	0.32
11.51 - 12.00	6	373,251	0.14
12.01 - 12.50	2	128,997	0.05
Total:	1,540	266,661,342	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

		Total
	No of	Scheduled
FICO	Loans	Balance	%
<= 0	8	754,404	0.28
476 - 500	7	1,491,739	0.56
501 - 525	144	20,398,649	7.65
526 - 550	153	19,857,186	7.45
551 - 575	152	20,082,152	7.53
576 - 600	162	30,232,481	11.34
601 - 625	137	25,475,171	9.55
626 - 650	188	37,486,422	14.06
651 - 675	145	31,952,221	11.98
676 - 700	170	29,042,676	10.89
701 - 725	158	25,021,944	9.38
726 - 750	63	14,402,132	5.40
751 - 775	31	6,033,233	2.26
776 - 800	17	3,357,122	1.26
801 - 825	5	1,073,810	0.40
Total:	1,540	266,661,342	100.00

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%
<= 50,000	108	4,113,349	1.54
50,001 - 100,000	451	34,312,140	12.87
100,001 - 150,000	406	49,624,715	18.61
150,001 - 200,000	156	27,141,270	10.18
200,001 - 250,000	88	19,394,104	7.27
250,001 - 300,000	38	10,443,605	3.92
300,001 - 350,000	60	20,061,407	7.52
350,001 - 400,000	101	37,711,877	14.14
400,001 - 450,000	53	22,835,474	8.56
450,001 - 500,000	44	20,914,748	7.84
500,001 - 550,000	18	9,437,285	3.54
550,001 - 600,000	9	5,219,688	1.96
600,001 >=	8	5,451,680	2.04
Total:	1,540	266,661,342	100.00

		Total
	No of	Scheduled
Original LTV (%)	Loans	Balance	%
<= 50.000	29	3,662,441	1.37
50.001 - 55.000	7	1,233,208	0.46
55.001 - 60.000	18	2,280,351	0.86
60.001 - 65.000	48	8,363,207	3.14
65.001 - 70.000	71	13,938,689	5.23
70.001 - 75.000	141	24,107,497	9.04
75.001 - 80.000	677	116,906,203	43.84
80.001 - 85.000	228	38,394,038	14.40
85.001 - 90.000	187	39,138,538	14.68
90.001 - 95.000	58	11,110,745	4.17
95.001 - 100.000	76	7,526,424	2.82
Total:	1,540	266,661,342	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%
Full	840	138,545,932	51.96
Reduced	319	57,533,661	21.58
No Income/ No Asset	13	2,121,764	0.80
Stated Income / Stated Assets	368	68,459,985	25.67
Total:	1,540	266,661,342	100.00

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%
Primary	1,340	246,204,242	92.33
Second Home	8	1,111,650	0.42
Investment	192	19,345,450	7.25
Total:	1,540	266,661,342	100.00

		Total
	No of	Scheduled
State	Loans	Balance	%
California	278	87,964,008	32.99
Florida	180	24,909,192	9.34
Georgia	89	10,933,107	4.10
Washington	56	10,322,826	3.87
Ohio	88	10,156,653	3.81
Illinois	57	9,461,990	3.55
Oregon	50	7,949,335	2.98
Colorado	43	7,723,136	2.90
Arizona	52	7,288,826	2.73
Michigan	59	7,092,230	2.66
Nevada	41	6,649,723	2.49
Missouri	64	5,815,414	2.18
New York	18	5,754,512	2.16
Virginia	27	5,265,993	1.97
Texas	50	5,225,669	1.96
Other	388	54,148,730	20.31
Total:	1,540	266,661,342	100.00

		Total
	No of	Scheduled
Purpose	Loans	Balance	%
Purchase	686	113,568,165	42.59
Refinance - Rate Term	151	25,281,670	9.48
Refinance - Cashout	703	127,811,507	47.93
Total:	1,540	266,661,342	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

		Total
	No of	Scheduled
Product	Loans	Balance	%
Arm 2/28	740	126,818,316	47.56
Arm 3/27	452	81,788,983	30.67
Arm 5/25	11	2,414,352	0.91
Fixed Rate	337	55,639,692	20.87
Total:	1,540	266,661,342	100.00

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	1,252	214,781,632	80.54
PUD	148	31,522,178	11.82
Condo	63	8,950,253	3.36
2 Family	46	6,257,157	2.35
3-4 Family	31	5,150,122	1.93
Total:	1,540	266,661,342	100.00

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	%
0.01 - 4.00	3	515,748	0.24
4.01 - 4.50	14	2,949,766	1.40
4.51 - 5.00	115	23,115,340	10.95
5.01 - 5.50	199	45,825,710	21.72
5.51 - 6.00	179	37,588,890	17.81
6.01 - 6.50	158	30,774,043	14.58
6.51 - 7.00	127	21,635,414	10.25
7.01 - 7.50	94	14,596,261	6.92
7.51 - 8.00	93	11,084,456	5.25
8.01 - 8.50	77	8,223,894	3.90
8.51 - 9.00	54	6,048,006	2.87
9.01 - 9.50	47	4,882,293	2.31
9.51 - 10.00	32	2,966,262	1.41
10.01 - 10.50	5	431,996	0.20
10.51 >=	6	383,573	0.18
Total:	1,203	211,021,651	100.00

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%
7 - 9	1	83,380	0.04
13 - 15	1	337,271	0.16
16 - 18	21	3,103,399	1.47
19 - 21	274	43,647,146	20.68
22 - 24	443	79,647,120	37.74
25 - 27	1	558,715	0.26
28 - 30	20	3,306,758	1.57
31 - 33	268	50,434,531	23.90
34 - 36	163	27,488,979	13.03
37 >=	11	2,414,352	1.14
Total:	1,203	211,021,651	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	%
9.51 - 13.00	313	73,626,378	34.89
13.01 - 13.50	86	22,166,477	10.50
13.51 - 14.00	162	33,127,345	15.70
14.01 - 14.50	129	18,533,096	8.78
14.51 - 15.00	153	21,824,838	10.34
15.01 - 15.50	124	15,786,410	7.48
15.51 - 16.00	107	13,216,997	6.26
16.01 - 16.50	60	5,685,009	2.69
16.51 - 17.00	52	5,426,567	2.57
17.01 - 17.50	7	970,133	0.46
17.51 - 18.00	5	450,545	0.21
18.01 >=	5	207,854	0.10
Total:	1,203	211,021,651	100.00

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	%
<= 4.50	3	464,745	0.22
4.51 - 6.00	109	28,211,016	13.37
6.01 - 6.50	121	30,045,123	14.24
6.51 - 7.00	195	42,699,804	20.23
7.01 - 7.50	121	25,010,359	11.85
7.51 - 8.00	167	27,848,808	13.20
8.01 - 8.50	136	16,753,081	7.94
8.51 - 9.00	136	17,407,031	8.25
9.01 - 9.50	103	11,608,453	5.50
9.51 - 10.00	83	8,610,042	4.08
10.01 - 10.50	13	1,305,993	0.62
10.51 - 11.00	9	770,819	0.37
11.01 - 11.50	5	205,940	0.10
11.51 - 12.00	2	80,436	0.04
Total:	1,203	211,021,651	100.00

		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	%
1.0	1	161,092	0.08
1.5	188	37,931,067	17.97
2.0	41	10,671,564	5.06
3.0	968	161,269,888	76.42
5.0	5	988,040	0.47
Total:	1,203	211,021,651	100.00

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	%
1.0	869	143,475,367	67.99
1.5	333	67,484,025	31.98
2.0	1	62,259	0.03
Total:	1,203	211,021,651	100.00